UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Consilium Emerging Market Small Cap Fund

Investor Class Shares — Cemsx
Institutional Class Shares — Cemnx

Semi-Annual Report

www.consiliumfunds.com	May 31, 2015

CONSILIUM EMERGING MARKET SMALL CAP FUND

Dear Fellow Shareholders:

I am pleased to present our semi-annual shareholder letter for the Consilium Emerging Market Small Cap Fund (CEMNX/CEMSX, “the Fund”). The Institutional Class of the Fund shed 3.37% for the semi-annual period ending May 31, 2015 vs. a gain of 10.21% for the MSCI Emerging Market Small Cap Index for the same period.

Consilium Investment Management’s focused, non-indexed, high active share approach seeks to create outsized returns over the long-term; however, it also presents the possibility for periods when returns will deviate substantially from the benchmark. Short-term underperformance in concentrated strategies can be exacerbated as managers are typically holding fewer, but larger positions where they have high-conviction. We witnessed this over the last six months, but what exactly does this mean for investors?

We believe investors, like the managers, must remain disciplined to their investment approach in order to seek to out-perform the market over a full cycle. It is natural for investors to look at short-term time horizons as performance deviates from the benchmark index. This is particularly true in the Emerging Market Small Cap and Frontier Market asset classes where volatility tends to be exaggerated due to the less-liquid nature of the universe. Although it is difficult to accept when performance is negatively diverging, investors should understand that short-term underperformance may be the result of the focused nature of the investment strategy.

Focused strategies in the Emerging and Frontier Markets can be affected by a combination of factors including, but not limited to currency fluctuations, country over/under-weights, stock selection, and other external market dynamics.

In the end, we believe short-term noise may create long term opportunities for patient investors. As investors, we must understand the driving forces behind the returns.

A confluence of events drove the portfolio’s dispersion over the trailing six months. Several markets experienced declines in the values of their currencies (Brazil, Egypt, Euro, Nigeria, Romania) relative to the USD$ as the dollar strengthened. These types of moves are significant in the short-term, but we feel local prices will, in due course, adjust, and we can seek to take advantage of such volatility by adding to positions accordingly at lower US dollar equivalent prices.

Country over/under-weights and stock selection also had a negative impact during this period. Consilium’s investment strategy integrates bottom up fundamental analysis with our global macro and country views. This analysis is used to price risk within the global Emerging and Frontier markets. That said, we are not forced to be invested in any particular region; however, we are forced to be diversified. Accordingly, if the index has a weight of 8% in a country, we are content with having zero exposure if we cannot uncover attractive opportunities at the proper valuation based on our analysis of the country’s position in their geopolitical and economic cycles.

Such over/under-weights had a negative impact during the period; however, we remain committed to our current exposures as we believe the long-term set up in each of the markets could provide tailwinds for investors over the next 24 to 36 months.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Stock selection typically accounts for 80% of the Fund’s attribution, relative to the benchmark on a historical basis. This number becomes magnified when running a focused portfolio and can cause short-term performance drag. As long term investors, we must remain focused on the underlying strategic fundamentals of the company and allow for the investment thesis to play out. If a security comes under pressure for reasons other than the fundamental story, we must be willing to take advantage of the volatility and add to the position accordingly, so long as the investment thesis remains intact.

Investors often compound mistakes by misinterpreting “noise” in the markets and then feel pressure to play catch-up once a decision has been made. We believe successful high-conviction active managers will reaffirm the underlying fundamentals and act accordingly.

There were some other events within the Emerging Market Small Cap and Frontier Market universe (sizable fund liquidations) that caused disruption during the semi-annual period, but we expect this to revert in the coming quarters as the pressure from the liquidations subside. Consilium took advantage of this opportunity and increased position sizes when and where the investment team saw appropriate.

Our investment team has maintained an extremely active travel schedule in an effort to reaffirm each investment story and to uncover new investment ideas. During the early part of the year, the team traveled to Greece, Nigeria, Tanzania, United Arab Emirates, Argentina, Brazil, Chile, Peru, Korea, and India. More recently, they visited with companies in Singapore, Taiwan, China/Hong Kong, Vietnam, and Cambodia. They also returned to Greece in recent weeks. In addition to in-country travel, they have maintained an active conference schedule. We remain convinced of the long-term opportunity set in the Emerging Market Small Cap and Frontier Market Equity space and believe valuations and fundamentals remain extremely compelling both on a historical and relative basis.

Consilium’s Emerging Market Small Cap Fund is trading on a forward Price to Earnings Ratio (P/E Ratio) of 11.1x with expected Earnings Per Share Growth (EPS Growth) of 20% equating to a Price to Earnings Growth Ratio (PEG Ratio) under 0.55x and Price to Book (P/B) ratios 1.5x (As of May 31, 2015).

Although the trailing six months have been difficult, we have reviewed and remain with high conviction in our individual stock picks and country exposures as we look forward over the next twelve to twenty-four months. We believe the Federal Reserve’s moves toward higher interest rates will cause some headwinds for Emerging markets, but we are still finding idiosyncratic ideas that we believe may perform well regardless of the interest rate environment. Our goal as fundamental investors is to uncover those opportunities with sound balance sheets that can withstand negative headwinds and perform well when the market environment improves for Emerging and Frontier Markets. We continue to see a universe replete with opportunities and will work hard to uncover new and interesting ideas.

Thank you for your continued support. We look forward to reporting back in the coming months.

Jonathan Binder
Chief Investment Officer
Consilium Investment Management

CONSILIUM EMERGING MARKET SMALL CAP FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of the Investment Manager and are subject to change, not guaranteed, and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in Emerging Market Small Capitalization and Frontier Market companies involve additional risks. These include: limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund runs a focused portfolio, meaning it may concentrate its assets in fewer individual holdings than a more diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a more diversified fund. The value of an investment in a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

The MSCI Emerging Markets Small Cap Index is the primary benchmark for the Fund. The MSCI Emerging Markets Small Cap Index measures the performance of EM small cap equities as selected by MSCI. The investment results of an index assume reinvestment of dividends; you cannot invest in an index. The index is used for comparison purposes only and is not meant to be indicative of a portfolio’s performance, asset composition, or volatility. The performance of the Fund may differ markedly from that of compared indices due to varying degrees of diversification and/or other facts.

Active Share is the proportion of portfolio’s holdings that was different from the composition found in its benchmark. The greater the difference between the asset composition of the fund and its benchmark, the greater the active share.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Earnings Growth is not a measure of a funds future performance.

P/E Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings and is calculated as: Market Value per Share / Earnings per Share (EPS).

Price to Earnings Growth (PEG) ratio is a refinement of the P/E ratio and factors in a stock’s estimated earnings growth into its current valuation. By comparing a stock’s P/E ratio with its projected, or estimated, earnings per share (EPS) growth, investors are given insight into the degree of overpricing or underpricing of a stock’s current valuation, as indicated by the traditional P/E ratio.

Price to Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share. It is also known as the “price-equity ratio”.

Portfolio holdings and sectors are subject to change. The mention of specific securities and countries for illustration and commentary purposes only and should not be considered a recommendation to purchase or sell a particular security. For a complete list of Fund holdings, please refer to the Schedule of Investments in the report.

Diversification does not assure a profit or protect against a loss in a declining market.

The Consilium Emerging Market Small Cap Fund is distributed by Quasar Distributors, LLC. Montage Investments is the advisor of the Fund. Consilium Investment Management is the Sub-Advisor of the Fund.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) — As of May 31, 2015

	1 Year	Since Inception(1)
Investor Class	(5.49)%	4.49%
Institutional Class	(5.17)%	4.74%
MSCI Emerging Markets Small Cap Index(2)	7.05%	10.35%

(1)	Inception date of the Fund was December 30, 2013.
(2)	The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of small capitalization stocks in global emerging markets.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Expense Example (Unaudited)
May 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 – May 31, 2015).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2014)	(05/31/2015)	(12/01/2014 – 05/31/2015)
Investor Class Actual(2)	$1,000.00	$964.80	$9.55
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,015.21	9.80
Institutional Class Actual(2)	1,000.00	966.30	8.33
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,016.45	8.55

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.95% and 1.70% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2015 of -3.52% and -3.37% for the Investor Class and Institutional Class, respectively.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Allocation of Portfolio Holdings(1) (Unaudited)
As of May 31, 2015
(% of Net Assets)

TOP TEN EQUITY HOLDINGS(1) (UNAUDITED)
AS OF MAY 31, 2015
(% OF NET ASSETS)

China Lesso Group Holdings	4.0%
China Fiber Optic Network System Group	3.3%
Wasion Group Holdings	3.3%
Ecobank Transnational	3.0%
I-Sens	2.8%
Eugene Technology	2.7%
Sinomedia Holding	2.7%
Seegene	2.6%
Ozner Water International Holding	2.6%
HSBC Bank, Amtek Auto, 02/08/2018	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments (Unaudited)
May 31, 2015

	Shares	Value
COMMON STOCKS — 84.4%
Argentina — 1.9%
Banco Macro — ADR	10,558	$522,832
Cresud — ADR *	66,274	878,128
		1,400,960
Brazil — 3.8%
Banco ABC Brasil	412,704	1,488,236
Petroleo Brasileiro — ADR *	155,394	1,297,540
		2,785,776
Cambodia — 0.9%
NagaCorp	860,848	681,909

Chile — 1.4%
Parque Arauco	512,338	993,383

China — 11.7%
China Lesso Group Holdings	3,079,339	2,940,259
China Pioneer Pharma Holdings	2,401,407	1,735,573
Ozner Water International Holding *	5,088,357	1,883,929
Sinomedia Holding	3,148,700	1,941,148
		8,500,909
Colombia — 1.3%
Almacenes Exito	100,986	933,652

Egypt — 7.3%
Commercial International Bank Egypt	140,453	1,038,609
Eastern Tobacco	61,952	1,745,687
Edita Food Industries — Reg S *	69,439	1,222,126
Talaat Moustafa Group	1,014,316	1,294,047
		5,300,469
Georgia — 1.8%
Bank of Georgia Holdings	46,737	1,334,790

Greece — 4.1%
Hellenic Exchanges	228,114	1,311,226
Sarantis	190,525	1,646,822
		2,958,048
Hong Kong — 8.7%
China Fiber Optic Network System Group	6,427,135	2,427,122
Paradise Entertainment	4,318,700	1,554,459
Wasion Group Holdings	1,530,814	2,368,724
		6,350,305

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments (Unaudited) – Continued
May 31, 2015

	Shares	Value
Indonesia — 8.5%
Bank Pembangunan Daerah Jawa Timur	38,904,321	$1,513,497
Global Mediacom	10,210,096	994,228
Steel Pipe Industry of Indonesia	120,388,867	1,844,947
Tiga Pilar Sejahtera Food	13,019,167	1,793,857
		6,146,529
Kazakhstan — 0.9%
Steppe Cement	1,766,239	630,337

Malaysia — 6.1%
Berjaya Auto	1,116,850	1,142,445
Cahya Mata Sarawak	1,260,352	1,803,946
Protasco	2,929,249	1,475,245
		4,421,636
Nigeria — 4.1%
Ecobank Transnational *	20,064,091	2,170,208
Lekoil *	2,139,374	818,644
		2,988,852
Pakistan — 1.3%
Lucky Cement	215,684	951,861

Peru — 3.9%
Alicorp *	726,814	1,314,782
Cementos Pacasmayo — ADR	203,380	1,545,688
		2,860,470
Philippines — 3.0%
Pepsi-Cola Products Philippines	6,634,193	635,371
Security Bank	436,493	1,525,777
		2,161,148
Singapore — 2.0%
Innovalues	2,203,511	1,477,207

South Korea — 8.0%
Eugene Technology	120,984	1,945,472
I-Sens *	41,213	2,020,834
Seegene *	48,042	1,890,201
		5,856,507

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments (Unaudited) – Continued
May 31, 2015

	Shares	Value
Taiwan — 1.9%
Lung Yen Life Service	529,967	$1,400,889

Turkey — 1.8%
Torunlar Gayrimenkul Yatirim Ortakligi	899,019	1,315,716

TOTAL COMMON STOCKS
(Cost $61,479,232)		61,451,353

PARTICIPATION NOTES — 10.7%
India — 7.3%
HSBC Bank, Amtek Auto, 02/08/2018	739,110	1,869,200
HSBC Bank, Jammu & Kashmir Bank, 10/28/2016	348,573	587,691
HSBC Bank, PTC India, 03/03/2017	1,273,588	1,375,962
HSBC Bank, Tata Communications, 09/01/2017	221,657	1,516,208
		5,349,061
Saudi Arabia — 3.4%
HSBC Bank, Al Khaleej Training & Education, 07/18/2016	60,244	881,412
HSBC Bank, United International Transportation, 07/31/2017	101,074	1,569,596
		2,451,008
TOTAL PARTICIPATION NOTES
(Cost $8,452,274)		7,800,069

INVESTMENT COMPANIES — 3.9%
Romania — 1.0%
Fondul Proprietatea	3,282,395	716,986

Russia — 1.0%
Templeton Russia & East European Fund	65,930	728,526

Vietnam — 1.9%
Vietnam Opportunity Fund *	569,443	1,409,044

TOTAL INVESTMENT COMPANIES
(Cost $2,965,187)		2,854,556

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Schedule of Investments (Unaudited) – Continued
May 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT — 2.6%
Fidelity Institutional Government Portfolio, Class I, 0.01% ^
TOTAL SHORT-TERM INVESTMENT
(Cost $1,910,220)	1,910,220	$1,910,220

Total Investments — 101.6%
(Cost $74,806,913)		74,016,198
Other Assets and Liabilities, Net — (1.6)%		(1,175,890)
Total Net Assets — 100.0%		$72,840,308

* Non-income producing security.
ADR — American Depositary Receipt
Reg S — Security sold outside the United States without registration under the Securities Act of 1933.
^ Variable rate security — The rate shown is the rate in effect as of May 31, 2015.

At May 31, 2015, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Financials	21.9%
Consumer Discretionary	21.1%
Consumer Staples	12.8%
Information Technology	9.3%
Industrials	8.5%
Health Care	7.8%
Materials	6.8%
Investment Companies	3.9%
Energy	2.9%
Telecommunication	2.1%
Utilities	1.9%
Short-Term Investment	2.6%
Other Assets and Liabilities, Net	(1.6)%
Total	100.0%

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Statement of Assets And Liabilities (Unaudited)
May 31, 2015

ASSETS:
Investments, at value
(Cost $74,806,913)	$74,016,198
Foreign currencies
(Cost $120,789)	120,652
Dividends and interest receivable	166,664
Receivable for capital shares sold	207,325
Prepaid expenses	13,729
Total assets	74,524,568

LIABILITIES:
Payable for investment securities purchased	1,452,483
Payable to investment adviser	72,032
Payable for capital shares redeemed	1,270
Payable to custodian	93,951
Accrued distribution fees	417
Payable for fund administration & accounting fees	14,228
Payable for compliance fees	2,578
Payable for transfer agent fees & expenses	16,488
Payable for custody fees	23,421
Payable for trustee fees	120
Accrued other fees	7,272
Total liabilities	1,684,260

NET ASSETS	$72,840,308

NET ASSETS CONSIST OF:
Paid-in capital	$74,978,331
Accumulated undistributed net investment loss	(53,595)
Accumulated undistributed net realized loss on investments	(1,292,546)
Net unrealized depreciation on:
Investments	(790,715)
Foreign currency translation	(1,167)
Net Assets	$72,840,308

	Investor Class	Institutional Class
Net Assets	$2,354,754	$70,485,554
Shares issued and outstanding(1)	227,201	6,786,540
Net asset value, redemption price and offering price per share(2)	$10.36	$10.39

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Statement of Operations (Unaudited)
For the Six Months Ended May 31, 2015

INVESTMENT INCOME:
Interest income	$231
Dividend income	701,490
Less: foreign taxes withheld	(56,497)
Total investment income	645,224

EXPENSES:
Investment adviser fees (See Note 5)	467,491
Custody fees (See Note 5)	55,019
Fund administration & accounting fees (See Note 5)	46,083
Transfer agent fees (See Note 5)	35,692
Federal & state registration fees	22,054
Audit fees	8,736
Compliance fees (See Note 5)	7,739
Legal fees	5,729
Trustee fees (See Note 5)	4,914
Other	4,513
Postage & printing fees	2,800
Distribution fees - Investor Class (See Note 6)	2,297
Total expenses before reimbursement/waiver	663,067
Less: reimbursement/waiver from investment adviser (See Note 5)	(130,947)
Net expenses	532,120

NET INVESTMENT INCOME	113,104

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,171,496)
Net realized loss on foreign currency translation	(31,760)
Net change in unrealized depreciation on:
Investments	(444,450)
Foreign currency translation	(2,050)
Net realized and unrealized loss on investments	(1,649,756)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,536,652)

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Statements of Changes In Net Assets

		For The Period
	Six Months Ended	December 30, 2013(1)
	May 31, 2015	through
	(Unaudited)	November 30, 2014
OPERATIONS:
Net investment income	$113,104	$23,399
Net realized gain (loss) on investments	(1,171,496)	1,276,450
Net realized loss on foreign currency translation	(31,760)	(98,963)
Net change in unrealized appreciation (depreciation) on:
Investments	(444,450)	(346,265)
Foreign currency translation	(2,050)	883
Net increase (decrease) in net assets resulting from operations	(1,536,652)	855,504

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,366,127	1,519,909
Proceeds from reinvestment of distributions	30,012	—
Payments for shares redeemed	(430,530)	(52,534)
Redemption fees	—	—
Increase in net assets from Investor Class transactions	965,609	1,467,375
Institutional Class:
Proceeds from shares sold	24,911,123	52,906,513
Proceeds from reinvestment of distributions	1,423,612	—
Payments for shares redeemed	(5,302,756)	(1,394,583)
Redemption fees	1,267	171
Increase in net assets from Institutional Class transactions	21,033,246	51,512,101
Net increase in net assets resulting from capital share transactions	21,998,855	52,979,476

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,416)	—
Institutional Class	(92,719)	—
Net realized gains:
Investor Class	(29,769)	—
Institutional Class	(1,332,971)	—
Total distributions to shareholders	(1,456,875)	—
TOTAL INCREASE IN NET ASSETS	19,005,328	53,834,980

NET ASSETS:
Beginning of period	53,834,980	—
End of period, including accumulated undistributed net
investment losses of $(53,595) and $(72,564), respectively.	$72,840,308	$53,834,980

(1) Inception date of the Fund.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Financial Highlights

	Six Months Ended		For The Period
	May 31, 2015		Inception Through
For a Fund share outstanding throughout the period.	(Unaudited)		November 30, 2014(1)
Investor Class
PER SHARE DATA:
Net asset value, beginning of period	$11.03		$10.00
Investment operations:
Net investment income (loss)	0.02		(0.00)	(2)
Net realized and unrealized gain (loss) on investments
and translation of foreign currency	(0.41)		1.03
Total from investment operations	(0.39)		1.03
Less distributions from:
Net investment income	(0.01)		—
Net capital gains	(0.27)		—
Total distributions	(0.28)		—
Paid-in capital from redemption fees	—		—
Net asset value, end of period	$10.36		$11.03

TOTAL RETURN	(3.52)	%(3)	10.30	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$2,355		$1,453
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.37	%(4)	2.69	%(4)
After expense reimbursement/waiver	1.95	%(4)	1.95	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.30)	%(4)	(0.90)	%(4)
After expense reimbursement/waiver	0.12	%(4)	(0.16)	%(4)
Portfolio turnover rate	26	%(3)	71	%(3)

(1)	Inception date of the Fund was December 30, 2013.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Financial Highlights

	Six Months Ended		For The Period
	May 31, 2015		Inception Through
For a Fund share outstanding throughout the period.	(Unaudited)		November 30, 2014(1)
Institutional Class
PER SHARE DATA:
Net asset value, beginning of period	$11.05		$10.00
Investment operations:
Net investment income	0.03		0.01
Net realized and unrealized gain (loss) on investments
and translation of foreign currency	(0.40)		1.04
Total from investment operations	(0.37)		1.05
Less distributions from:
Net investment income	(0.02)		—
Net capital gains	(0.27)		—
Total distributions	(0.29)		—
Paid-in capital from redemption fees	—	(2)	—	(2)
Net asset value, end of period	$10.39		$11.05

TOTAL RETURN	(3.37)	%(3)	10.50	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$70,486		$52,382
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.12	%(4)	2.76	%(4)
After expense reimbursement/waiver	1.70	%(4)	1.70	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.05)	%(4)	(0.97)	%(4)
After expense reimbursement/waiver	0.37	%(4)	0.09	%(4)
Portfolio turnover rate	26	%(3)	71	%(3)

(1)	Inception date of the Fund was December 30, 2013.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited)
May 31, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Consilium Emerging Market Small Cap Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on December 30, 2013. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended May 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended May 31, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. While the Fund is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities linked to its investments in Participation Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from Participation Notes is recorded as dividend income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended May 31, 2015, there were no such reclassifications.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

Foreign Currency — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of the average daily net assets of the Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. PRINCIPAL RISKS

Currency Risk — When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk — Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk — Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Participation Notes Risk — Participation Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases Participation Notes issued by one issuer or a small number of issuers. Participation Notes involve transaction costs. Participation Notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities.

4. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, that are primarily traded on a national securities exchange, shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Participation Notes — Participation Notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country where direct investment is not allowed. Participation Notes are valued at the market price of the underlying security.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,244,188	$57,207,165	$—	$61,451,353
Participation Notes	—	7,800,069	—	7,800,069
Investment Companies	728,526	2,126,030	—	2,854,556
Short-Term Investment	1,910,220	—	—	1,910,220
Total Investments in Securities	$6,882,934	$67,133,264	$—	$74,016,198

Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2015, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Montage Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.

The Adviser has engaged Consilium Investment Management LLC as the sub-adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a monthly basis, an annual sub-advisory fee of 1.00% of the Fund’s average net assets at month-end.

The Fund’s Adviser and the Sub-Adviser have contractually agreed to waive a portion or all of their management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.95% and 1.70% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser and/or Sub-Adviser may be recouped by the Adviser and/or Sub-Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement is in effect through at least May 31, 2016. Prior to May 31, 2016, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$284,859
11/30/2018	130,947

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended May 31, 2015, the Investor Class incurred expenses of $2,297 pursuant to the Plan.

7. CAPITAL SHARE TRANSACTIONS

		For the Period
	Six Months Ended	December 30, 2013(1)
	May 31, 2015	through
	(Unaudited)	November 30, 2014
Investor Class:
Shares sold	133,415	136,409
Shares issued to holders in reinvestment of dividends	2,920	—
Shares redeemed	(40,835)	(4,708)
Net increase in Investor Class shares	95,500	131,701

Institutional Class:
Shares sold	2,417,579	4,867,588
Shares issued to holders in reinvestment of dividends	138,349	—
Shares redeemed	(510,549)	(126,427)
Net increase in Institutional Class shares	2,045,379	4,741,161
Net increase in shares outstanding	2,140,879	4,872,862

(1)	Inception date of the Fund was December 30, 2013.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

8. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$39,225,009	$15,169,454

9. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at November 30, 2014, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Depreciation	Tax Cost
$3,039,379	$(3,641,600)	$(602,221)	$55,591,640

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the differences in tax treatment of foreign currency translation.

At November 30, 2014, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Gains	Depreciation	Earnings
$1,456,842	$883	$(602,221)	$855,504

As of November 30, 2014, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended November 30, 2014, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the period ended May 31, 2015, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$1,456,875	$—	$1,456,875

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

There were no distributions paid for the period ended November 30, 2014.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Notes to Financial Statements (Unaudited) – Continued
May 31, 2015

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2015, National Financial Services, FBO owned 68.81% of the outstanding shares of the Fund.

11. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $5,000,000 which matures, unless renewed on July 31, 2015. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian U.S. Bank, N.A. The interest rate during the period was 3.25%. During the period ended May 31, 2015, the Fund did not draw upon the line of credit.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Approval Of Investment Advisory Agreement – Montage Investments, LLC
Approval Of Investment Sub-Advisory Agreement – Consilium Investment Management, LLC
(Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Montage Investments, LLC (“Montage” or “Adviser”) regarding the Consilium Emerging Market Small Cap Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Montage and Consilium Investment Management, LLC (“Consilium” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Montage, Consilium and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Montage and Consilium with respect to the Fund; (2) the cost of the services provided, the profits realized by Montage, and the revenue received by Consilium from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Montage and Consilium resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives from Montage and Consilium and the Support Materials, the Board concluded that the overall arrangements between the Trust and Montage as set forth in the Investment Advisory Agreement and between Montage and Consilium as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Montage and Consilium perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Montage provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of a sub-adviser; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) allocating assets to the sub-adviser, overseeing the sub-adviser, and evaluating its performance results; (4) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to the sub-adviser, and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (5) voting or overseeing the voting of all proxies with

CONSILIUM EMERGING MARKET SMALL CAP FUND

Approval Of Investment Advisory Agreement – Montage Investments, LLC
Approval Of Investment Sub-Advisory Agreement – Consilium Investment Management, LLC
(Unaudited) – Continued

respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions effected by Montage and/or Consilium on behalf of the Fund; and (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund. The Trustees noted Montage’s status as a wholly-owned subsidiary of Mariner Holdings, a financial services holding company based in Leawood, Kansas. The Trustees considered Montage’s capitalization and its assets under management, noting that Montage, through itself and its numerous advisory subsidiaries, oversees approximately $27 billion in assets. The Trustees also considered the investment philosophy of Montage’s portfolio manager and his significant investment industry experience, including providing both direct investment management services and his oversight of Montage’s other affiliated investment advisers. The Trustees also noted the Fund’s performance compared to its benchmark and further noted that the Fund outperformed its benchmark during all relevant time periods ended December 31, 2014. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Montage provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Montage, the Trustees considered the scope of distinct services that Consilium provides under the Investment Sub-Advisory Agreement with respect to the Fund and subject to the Adviser’s oversight, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with its investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to it, determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions effected by Consilium on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Consilium’s assets under management and the strong investment performance of a composite of accounts that Consilium advises utilizing a strategy that invests in frontier market securities, a strategy that the Fund also utilizes for a portion of its assets. The Trustees noted the investment philosophy of Consilium’s portfolio manager and his significant investment and portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Consilium provides to the Fund under the Investment Sub-Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Montage under the Investment Advisory Agreement, as well as Montage’s profitability analysis (6 month pro-forma) for services that Montage rendered to the Fund for the 6 months ending June 30, 2014. In this regard, the Trustees noted that Montage subsidizes half of the cost of all shareholder service and distribution expenses which exceed the projected Rule 12b-1 fees payable by the Fund that Consilium has not otherwise agreed to pay. The Trustees also noted that Montage had contractually agreed to reduce to its management fee and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus. The Trustees concluded that Montage’s service relationship with the Fund has not been profitable.

The Trustees also considered the annual sub-advisory fee that Montage pays to Consilium under the Investment Sub-Advisory Agreement. In this regard, the Trustees noted that Consilium subsidizes half of the cost of all shareholder service expenses (other than transfer agency fees) and certain of distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund. The Trustees also noted that Consilium had contractually agreed to reduce to its management fee and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus. In that same regard, the Trustees also noted that the Adviser and the Sub-Adviser expect, for so long as Consilium is the only sub-adviser to the Fund, to contribute equally to the fee waivers and expense reimbursements that are necessary for maintaining the Fund’s operating expense ratio limitation, but that each will be jointly and severally responsible for the full amount of such waivers and/or reimbursements. With respect to profitability, the Trustees considered that Montage compensates Consilium from its fee. The Trustees concluded that Consilium’s service relationship with Montage with respect to the Fund provides Consilium with a reasonable positive revenue flow.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Approval Of Investment Advisory Agreement – Montage Investments, LLC
Approval Of Investment Sub-Advisory Agreement – Consilium Investment Management, LLC
(Unaudited) – Continued

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was significantly higher than the average and median management fees reported for the benchmark category. They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund, and that the Fund had a narrower investment focus than the majority of the Funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Montage’s advisory fee and the portion it allocates to Consilium continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that neither Montage nor Consilium utilizes soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Montage and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees considered the fact that the overall distribution expenses that Montage and its affiliates expect to incur significantly exceed anticipated Rule 12b-1 payments from the Fund. The Trustees concluded that Montage and Consilium will not receive any other material financial benefits from services rendered to the Fund.

CONSILIUM EMERGING MARKET SMALL CAP FUND

Additional Information (Unaudited)
May 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-572-3679.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-572-3679. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-572-3679, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Montage Investments, LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas, 66211

INVESTMENT SUB-ADVISER
Consilium Investment Management LLC
3101 N. Federal Hwy, Suite 502
Fort Lauderdale, Florida 33306

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-572-3679.

YL-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 5, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 5, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 5, 2015

* Print the name and title of each signing officer under his or her signature.